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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 24, 2005

                            ATX COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    000-49899               13-4078506
(State or Other Jurisdiction         (Commission             (IRS Employer
     Of Incorporation)               File Number)         Identification No.)

2100 Renaissance Boulevard, King of Prussia, PA                 19406
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(Address of principal executive offices)                      (Zip Code)

                                 (610) 755-4000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On January 24, 2005, CoreComm Illinois, Inc., CoreComm Indiana, Inc., CoreComm Michigan, Inc., CoreComm Newco, Inc., and CoreComm Wisconsin, Inc. (collectively, the "CoreComm Midwest CLECs"), and certain of their respective parents (including, without limitation, ATX Communications, Inc. (the "Company")), affiliates and subsidiaries (collectively and together with the CoreComm Midwest CLECs, "CoreComm"), SBC Communications Inc., SBC Telecommunications, LLC (f/k/a SBC Telecommunications, Inc.), as agent for Illinois Bell Telephone Company, d/b/a SBC Illinois, Indiana Bell Telephone Company Incorporated, d/b/a SBC Indiana, Michigan Bell Telephone Company, d/b/a SBC Michigan, The Ohio Bell Telephone Company, d/b/a SBC Ohio, and Wisconsin Bell, Inc., d/b/a SBC Wisconsin (collectively, the "SBC Midwest ILECs") and Leucadia National Corporation ("Leucadia"), in its capacity as a secured and unsecured creditor of CoreComm, entered into a Comprehensive Settlement Agreement (the "SBC Settlement Agreement") providing for the compromise and settlement, except as otherwise expressly set forth in the SBC Settlement Agreement, of any and all litigation and all other claims among such parties arising prior to the date of the SBC Settlement Agreement, all pursuant to the terms and subject to the conditions set forth in the SBC Settlement Agreement. In addition to the settlement of such litigation and claims, the SBC Settlement Agreement provides for, among other things, the disposition by the CoreComm Midwest CLECs of certain assets used in connection with their provision of competitive local exchange services to end-user customers in Indiana, Illinois, Michigan, Ohio and Wisconsin (collectively, the "Midwest States"). The consummation of the transactions contemplated by the SBC Settlement Agreement are subject to the approval of the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

      The SBC Midwest ILECs operate incumbent local exchange carriers (within the meaning of 47 U.S.C. Section 251(h)) that provide unbundled network elements and other telecommunications facilities and services to certain local exchange carriers (within the meaning of 47 U.S.C. Section 3(26)) in the Midwest States. The SBC Midwest ILECs provide such facilities and services to the CoreComm Midwest CLECs pursuant to certain Wholesale Agreements and Retail Agreements, as well as a stipulation by and among CoreComm and the SBC Midwest ILECs entered into on or about March 31, 2004. Prior to January 15, 2004 (the "Petition Date"), the date on which the Company and its subsidiaries commenced their Chapter 11 cases in the Bankruptcy Court, the CoreComm Midwest CLECs and the SBC Midwest ILECs were engaged in litigation that has been stayed as a result of the Chapter 11 cases. Prior to the Petition Date, Leucadia purchased certain claims against CoreComm, which Leucadia contends are secured by all or substantially all of CoreComm's assets. In addition, Leucadia has provided a $5,000,000 debtor in possession financing facility that, subject to certain conditions, is secured by all or substantially all of CoreComm's assets.

      On January 25, 2005, the Company, certain of its subsidiaries (including, without limitation, CoreComm Maryland, Inc.) (collectively, "ATX"), Leucadia, in its capacity as a secured and unsecured creditor of ATX, and Verizon Communications Inc. and certain of its wholly owned subsidiaries (collectively, "Verizon") entered into a Comprehensive Settlement

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Agreement (the "Verizon Settlement Agreement") providing for the compromise and settlement, except as otherwise expressly set forth in the Verizon Settlement Agreement, of any and all litigation and all other claims among such parties arising prior to the date of the Verizon Settlement Agreement, all pursuant to the terms and subject to the conditions set forth in the Verizon Settlement Agreement. In addition to the settlement of such litigation and claims, the Verizon Settlement Agreement provides for, among other things, the assumption or termination by ATX of certain interconnection agreements and other contracts and arrangements provided under tariffs (the "Verizon Agreements") pursuant to which Verizon provides and/or furnishes certain services and facilities to or for the benefit of ATX. The consummation of the transactions contemplated by the Verizon Settlement Agreement are subject to the approval of the Bankruptcy Court.

      Verizon provides services to ATX pursuant to the Verizon Agreements. Prior to the Petition Date, ATX and Verizon were engaged in litigation that has been stayed as a result of the Chapter 11 cases. On July 19, 2004, the Bankruptcy Court approved a stipulation and order pursuant to which ATX (i) is required to prepay Verizon for its services provided during the pendency of the Chapter 11 cases (subject to periodic reconciliations of such prepaid amounts to those amounts actually billed), and (ii) with Leucadia's consent, granted to Verizon a first priority security interest in and a lien on all receivables (including the products and proceeds thereof) derived from or relating to the services provided under the Verizon Agreements to secure such payment by ATX.

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

      On January 24, 2005, the Company and its subsidiaries filed their proposed First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the "Plan") and related disclosure statement (the "Disclosure Statement") with the Bankruptcy Court.

      Bankruptcy law does not permit solicitation of acceptances of the proposed Plan until the Bankruptcy Court approves a disclosure statement (which may or may not be in the form of the Disclosure Statement) relating to the proposed Plan. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the proposed Plan.

      In accordance with general instruction B.6 of Form 8-K, this report will not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) EXHIBITS.

EXHIBIT NO.                             DESCRIPTION
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
2.1               Debtors' First Amended Joint Plan of Reorganization Under
                  Chapter 11 of the Bankruptcy Code, dated as of January 24,
                  2005

2.2               Disclosure Statement for Debtors' First Amended Joint Plan of
                  Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of January 24, 2005

10.1              Comprehensive Settlement Agreement, dated as of January 24,
                  2005, by and between CoreComm Illinois, Inc., CoreComm
                  Indiana, Inc., CoreComm Michigan, Inc., CoreComm Newco, Inc., and CoreComm Wisconsin, Inc., and each of their respective parents, affiliates and subsidiaries that are signatories thereto, SBC Communications Inc., SBC Telecommunications, LLC
                  (f/k/a SBC Telecommunications, Inc.), as agent for Illinois
                  Bell Telephone Company, d/b/a SBC Illinois, Indiana Bell
                  Telephone Company Incorporated, d/b/a SBC Indiana, Michigan
                  Bell Telephone Company, d/b/a SBC Michigan, The Ohio Bell
                  Telephone Company, d/b/a SBC Ohio, and Wisconsin Bell, Inc., d/b/a SBC Wisconsin and Leucadia National Corporation.

10.2              Comprehensive Settlement Agreement, dated as of January 25,
                  2005, by and among ATX Communications, Inc. and each of its subsidiaries identified in Attachment 1 thereto, CoreComm
                  Maryland, Inc., Leucadia National Corporation, Verizon
                  Communications, Inc., GTEW Midwest Incorporated, GTE Southwest
                  Incorporated, Verizon California Inc., Verizon Delaware Inc.,
                  Verizon Florida Inc., Verizon Hawaii Inc., Verizon Maryland
                  Inc., Verizon New England Inc., Verizon New Jersey Inc.,
                  Verizon New York Inc., Verizon North Inc., Verizon Northwest
                  Inc., Verizon Pennsylvania Inc., Verizon South Inc., Verizon
                  Virginia Inc., Verizon Washington, DC Inc., Verizon West
                  Virginia Inc., Verizon Services Corp. and Telesector Resources
                  Group, Inc. (d/b/a Verizon Services Group).

99.1              Press Release of the Company, dated January 25, 2004

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Cautionary Statement Regarding Forward Looking Statements

      This document contains certain forward-looking statements that involve substantial risks and uncertainties. All statements regarding the Company's expected future financial position, results of operations, cash flows, restructuring and financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ from the Company's expectations.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 28, 2005                 ATX COMMUNICATIONS, INC.
                                       (Registrant)

                                       By: /s/ Neil Peritz
                                           ------------------------------------
                                           Name: Neil Peritz
                                           Title: Chief Accounting Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION
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
2.1               Debtors' First Amended Joint Plan of Reorganization Under
                  Chapter 11 of the Bankruptcy Code, dated as of January 24,
                  2005

2.2               Disclosure Statement for Debtors' First Amended Joint Plan of
                  Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of January 24, 2005

10.1              Comprehensive Settlement Agreement, dated as of January 24,
                  2005, by and between CoreComm Illinois, Inc., CoreComm
                  Indiana, Inc., CoreComm Michigan, Inc., CoreComm Newco, Inc., and CoreComm Wisconsin, Inc., and each of their respective parents, affiliates and subsidiaries that are signatories thereto, SBC Communications Inc., SBC Telecommunications, LLC
                  (f/k/a SBC Telecommunications, Inc.), as agent for Illinois
                  Bell Telephone Company, d/b/a SBC Illinois, Indiana Bell
                  Telephone Company Incorporated, d/b/a SBC Indiana, Michigan
                  Bell Telephone Company, d/b/a SBC Michigan, The Ohio Bell
                  Telephone Company, d/b/a SBC Ohio, and Wisconsin Bell, Inc., d/b/a SBC Wisconsin and Leucadia National Corporation.

10.2              Comprehensive Settlement Agreement, dated as of January 25,
                  2005, by and among ATX Communications, Inc. and each of its subsidiaries identified in Attachment 1 thereto, CoreComm
                  Maryland, Inc., Leucadia National Corporation, Verizon
                  Communications, Inc., GTEW Midwest Incorporated, GTE Southwest
                  Incorporated, Verizon California Inc., Verizon Delaware Inc.,
                  Verizon Florida Inc., Verizon Hawaii Inc., Verizon Maryland
                  Inc., Verizon New England Inc., Verizon New Jersey Inc.,
                  Verizon New York Inc., Verizon North Inc., Verizon Northwest
                  Inc., Verizon Pennsylvania Inc., Verizon South Inc., Verizon
                  Virginia Inc., Verizon Washington, DC Inc., Verizon West
                  Virginia Inc., Verizon Services Corp. and Telesector Resources
                  Group, Inc. (d/b/a Verizon Services Group).

99.1              Press Release of the Company, dated January 25, 2004